UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 5, 2017 (June 29, 2017)
TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)
_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to stockholders of Tecogen Inc. (the "Company) at its 2017Annual Meeting of Stockholders (the "Annual Meeting") held on June 29, 2017:

1.	To elect five directors to the Board of Directors of the Company to hold office for one year until the 2018 annual meeting or until their successors are duly elected and qualified.

2.
To approve an amendment to the Tecogen 2006 Stock Incentive Plan. The amendment is to extend the expiration date of the Plan from January 1, 2016 to January 1, 2026 and to ratify all Company option grants made since January 1, 2016.

3.	To ratify the appointment of Wolf & Company, P.C., as the Company's independent registered public accounting firm.
For more information about the forgoing proposals, see the Company's 2017 Proxy Statement.
The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:
1. Election of Directors

	For	Withheld	Broker Non-Votes
Angelina M. Galiteva	7,363,983	2,022,261	2,856,993
John N. Hatsopoulos	7,376,530	2,009,714	2,856,993
Charles T. Maxwell	7,363,583	2,022,661	2,856,993
Ahmed F. Ghoniem	8,903,713	482,531	2,856,993
Keith Davidson	8,912,955	473,289	2,856,993

All of the nominees received a majority of the votes cast by stockholders entitled to vote thereon and, therefore, Ms. Angelina M. Galiteva, Mr. John N. Hatsopoulos, Mr. Charles T. Maxwell, Mr. Ahmed F. Ghoniem, and Mr. Keith Davidson were elected to serve as directors of the Company for terms of one year or until their resignation, or their successors are duly elected and qualified.
2. Approval of an amendment to the Company's 2006 Stock Incentive Plan.

	For	Withheld	Against	Abstain	Broker Non-Votes
Amendment to the Tecogen 2006 Stock Incentive Plan	9,315,135	—	59,109	12,000	2,856,993

3. Ratification of the appointment of Wolf & Company, P.C. to serve as independent registered public accountants for the fiscal year ending December 31, 2017.

	For	Withheld	Against	Abstain	Broker Non-Votes
Wolf and Company P.C.	10,866,068	—	58,793	1,318,376	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Bonnie Brown
July 5, 2017	Principal Financial and Accounting Officer